Exhibit 10.7

Option Agreement

Minera Cerro El Diablo Inc. grants Pan American Gold Corp. an option to acquire certain mineral properties located in the Country of Chile until August 31, 2005 and define more fully in Schedule A by completing 1) payment of US$30,000 for Lajitas option lease to E. Viteri due January 26th, 2005, 2) payment of the Nevada Properties Land Taxes of $4,137 due January 26, 2005, 3) payment of other Land Taxes of US$5,000 due March 15, 2005, 4) payment of US$16,000 by August 31, 2005 or at the time the Option is exercised per the original agreement, and 5) payment of US$100,000 at the time the Option is exercised. The parties acknowledge that at the exercise date that the consideration may be spread over a mutually agreeable time and may be amended to include non cash consideration for all or a portion of the exercise price. In addition, Minera Cerro El Diablo Inc. retains a 2% gross royalty on all minerals produced from the mineral properties defined in Schedule A.

A definitive purchase agreement will be created to give full force and effect to this option on terms substantially the same as outlined herein.

/s/ Michael Sweatman

Michael Sweatman, Director

Pan American Gold Inc.

/s/ Greg Burnett

Greg Burnett, Director

Pan American Gold Inc.

/s/ Robert Alarcon

Robert Alarcon

Minera Cerro El Diablo

Schedule A: Detail of Mineral Claims for Nevada and Dorado Property, III Region, Republic of Chile

Table 1:	Claims controlled by Campañia Minera Cerro El Diablo Nevada & Dorado Gold Properties – Third Region - Chile
NATIONAL NUMBER	CLAIM NAME DORADO AREA	SUP. HA.	DATE FILING	YEAR	REGISTER OF MINES	LAND TAX	STATUS
						2004-2005
03203-5114-6 CPO	NEGRO DIABLO III 1	300	11-28-2002	2002	COPIAPO	450	UNPAID
03203-5115-4 CPO	NEGRO DIABLO III 2	300	11-28-2002	2002	COPIAPO	450	UNPAID
03203-5116-2 CPO	NEGRO DIABLO III 3	300	11-28-2002	2002	COPIAPO	450	UNPAID
03201-7725-1 CPO	NEGRO DIABLO III 4	100	10-16-2003	2003	COPIAPO	150	PAID
03201-7726-K CPO	NEGRO DIABLO III 5	100	10-16-2003	2003	COPIAPO	150	PAID
03201-7727-8 CPO	NEGRO DIABLO III 6	300	10-16-2003	2003	COPIAPO	450	PAID
03201-7588-7 CPO	LAJITAS 1/10(*)	100	02-10-1998	2000	COPIAPO	500	UNPAID
03201-6016-2 CPO	LAJITAS (*)	200	06-19-2003	2003	COPIAPO	300	PAID
		1700				US$ 2,900
NATIONAL NUMBER	CLAIM NAME NEVADA AREA	SUP. HA.	DATE FILING	YEAR	REGISTER OF MINES	LAND TAX	STATUS
						2004-2005
03203-5122-7 TAM	NEGRO DIABLO VII 1	300	11-28-2002	2002	COPIAPO	450	UNPAID
03203-5123-5 TAM	NEGRO DIABLO VII 2	300	11-28-2002	2002	COPIAPO	450	UNPAID

03203-5338-k TAM	NEGRO DIABLO VII 3	300	8-5-2003	2003	COPIAPO	450	PAID
03203-5339-8 TAM	NEGRO DIABLO VII 4	300	8-5-2003	2003	COPIAPO	450	PAID
03203-5240-1 TAM	NEGRO DIABLO VII 5	300	8-5-2003	2003	COPIAPO	450	PAID
03203-TAM	NEGRO DIABLO VII 6	200	4-9-2003	2003	COPIAPO	300	PAID
03203-TAM	NEGRO DIABLO VII 7	200	4-9-2003	2003	COPIAPO	300	PAID
		1900				US$ 2,850